UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 21, 2013

CNH EQUIPMENT TRUST 2013-B
CNH CAPITAL RECEIVABLES LLC
CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-185337 333-185337-02 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 46-6774978 (CNH Equipment Trust 2013-B) (IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement

On or about May 30, 2013, CNH Equipment Trust 2013-B (the “Trust”) will publicly issue $152,500,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $216,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $239,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $101,282,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”) and $16,315,000 of Class B Asset Backed Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-185337) on December 7, 2012 (as amended by pre-effective amendment no. 1 on January 16, 2013 and pre-effective amendment no. 2 on January 28, 2013).

The lead managers for the issuance of the Notes will be Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Citigroup Global Markets Inc., and Credit Agricole Securities (USA) Inc. (the “Representatives”). In connection with the offering described above, as described in the Prospectus Supplement dated May 21, 2013 (the “Prospectus Supplement”) and the Prospectus dated May 16, 2013 (the “Base Prospectus”, and together with the Prospectus Supplement, the “Prospectus”), which will be filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing under Item 9.01(d) the final forms of the Underwriting Agreement dated May 21, 2013 (the “Underwriting Agreement”), among the parties listed in Item 9.01(d) below, and Trust Agreement dated as of May 1, 2013 (the “Trust Agreement”), among the parties listed in Item 9.01(d) below.  The Underwriting Agreement and the Trust Agreement are described more fully in the Prospectus.

Item 8.01. Other Events

The Registrant is filing the other exhibits listed in Item 9.01(d) below in connection with the public issuance of the Notes by the Trust, described in the Prospectus.  These agreements will be entered into by the Trust and/or the Registrant on the closing date for the issuance of the Notes and such agreements are more fully described in the Prospectus.  Any material relationships among the Registrant or its affiliates and the parties to such agreements are described in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated May 21, 2013, among CNH Capital Receivables LLC, CNH Capital America LLC, and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Citigroup Global Markets Inc., and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters

4.1	Indenture, to be dated as of May 1, 2013, between CNH Equipment Trust 2013-B and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of May 1, 2013, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of May 1, 2013, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2013-B

4.4	Purchase Agreement, to be dated as of May 1, 2013, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5	Administration Agreement, to be dated as of May 1, 2013, among CNH Equipment Trust 2013-B, New

Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

	By:	/s/ Thomas N. Beckmann
	Name:	Thomas N. Beckmann
	Title:	Assistant Treasurer

Dated: May 28, 2013

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated May 21, 2013, among CNH Capital Receivables LLC, CNH Capital America LLC, and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Citigroup Global Markets Inc., and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters

4.1	Indenture, to be dated as of May 1, 2013, between CNH Equipment Trust 2013-B and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of May 1, 2013, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of May 1, 2013, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2013-B

4.4	Purchase Agreement, to be dated as of May 1, 2013, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of May 1, 2013, among CNH Equipment Trust 2013-B, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee